Exhibit 99.3

Q2 2016 EARNINGS AUGUST 2016

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements relating to RealPage, Inc.’s expected, possible or assumed future results; anticipated contributions to performance of its various product families, including the statement that Resident Services, Property Management and Asset Optimization product categories continue to fuel solid revenue traction; anticipated synergies resulting from the integration of NWP Services Corporation into RealPage, Inc.’s business; and RealPage, Inc.’s opportunities for operating leverage and operating cash flow growth. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The company may be required to revise its results upon finalizing its review of quarterly and full year results, which could cause or contribute to such differences. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions, including leasing velocity or uncertainty, could cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in insurance claims; (c) an increase in customer cancellations; (d) the inability to increase sales to existing customers and to attract new customers; (e) RealPage, Inc.’s failure to integrate acquired businesses and any future acquisitions successfully or to achieve expected synergies; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.’s pricing policies or those of its competitors; (h) legal or regulatory proceedings; (i) the inability to achieve revenue growth or to enable margin expansion; and (j) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by RealPage Inc., including its Quarterly Report on Form 10-Q previously filed with the SEC on May 6, 2016. All information provided in this release is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.In the company’s earnings releases, conference call remarks, slide presentations, and webcasts, the company may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this presentation. For such non-GAAP reconciliations, please reference this presentation, the Investor Relations section of www.realpage.com, and the company’s most recent SEC filings.. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation and is available on the Investor Relations portion of the website www.realpage.com. This presentation should also be used in conjunction with the company’s IR Fact Sheet and “Explanation of Non-GAAP Financial Measures,” both previously furnished to the SEC by Form 8-K filed on August 3, 2016.RealPage is a registered trademark of RealPage, Inc. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. 2

STEVE WINNCHAIRMAN & CEO

REALPAGE OVERVIEW Strong Q2’16 financial performanceQ2’16 Non-GAAP total revenue growth of 25%Q2’16 Non-GAAP subscription growth of 27%Q2’16 operating cash flow growth of 20%Q2’16 Adjusted EBITDA growth of 43%280 basis point of expansion YOY 4

RENTAL HOUSING CONTINUES TO TEST PEAK OCCUPANCY LEVELS

- Occupancy at 96.2% in Q2'16
- Occupancy at peak rate for current economic cycle
- Rents grew 4.5% in Q2'16
- Rents positive for 24 consecutive quarters
- ~537,000 units under construction
- 2016 completions expected to top 300,000 for first time in three decades



Occupancy
96.2%
100%
95%
90%
85%
1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16



Annual Change in Effective Rents
4.5%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16

5

REALPAGE Outperform

PROPERTY MANAGEMENT

- Non-GAAP on demand product family revenue grew 14% YOY in Q2'16
- OneSite steady grower
- Accounting achieving strong traction ~ new Enterprise Accounting solution
- AssetEye + Enterprise Accounting = addressing underserved needs of institutions
- Windsor, Propertyware traction
- Kigo ~ strong revenue traction and 4.6 million TTM booked nights
- eSupply + OpsTechnology = powerful tool for optimizing operational spend



6

Non-GAAP on demand product family revenue grew 60% YOY in Q2’16NWP, Renter’s Insurance, Payments, Portals & Velocity all achieving strong revenue growthIntegrating NWP & Velocity to include best of both platformsNWP synergies on track ~ 5x to 6x EBITDA exiting 2016 RESIDENT SERVICES 7

LEASING & MARKETING

- Non-GAAP on demand product family revenue declined 3% YOY in Q2'16
- Screening, online leasing and websites driving growth
  - Contact center headwinds continue
- Next generation contact center to include unified communication platform ~ rental housing prospects can use phone, text, email or chat
  - Live agent / automated agent model
- Website innovation driving growth ~ 2D/3D, virtual tours, improved client tools



8

REALPAGE Outperform

ASSET OPTIMIZATION

- Non-GAAP on demand product family revenue grew 16% YOY in Q2'16
- Growth driven by YieldStar® and Business Intelligence
- Business Intelligence + Benchmarking = over 1 million active units
- RealWorld user conference highlighted industry veterans leveraging RealPage BI to make material impact
- Investment Analytics unlocking broader client base ~ lenders, brokers & research firms

9

REALPAGE® Outperform

INNOVATION

- Innovation focused on unlocking insights from RP massive repository of data
- Lead Scoring ~ measure the effectiveness of each ad source and leasing agent
- Learning Management ~ new-hire and associate training is acute pain point
    - Video for easy consumption and administration
    - Training aides in compliance and can increase product usage
- European expansion ~ following large clients

10

REALPAGE Outperform

ORGANIZATIONAL EFFECTIVENESS

- Structuring company for next phase of growth
- Disciplined expense strategy critical
  - Headquarters consolidation and remote office closures or reduced footprint
  - Data centers migration ~ expect to leverage IT spend
  - New product technology framework expected to accelerate development speed to market, reduce costs, and accelerate integration of acquisitions
- Expect more leverage from sales and marketing
- Ashley Glover named Chief Revenue Officer
  - Deep experience to evolve sales and operations

11

REALPAGE Outperform

SUMMARY

- Nearly 80% of revenue experiencing exceptional adoption
- Expense efficiency initiatives driving significant Adjusted EBITDA margin expansion
    - 280 bp YOY
- Expect continued Adjusted EBITDA margin expansion marching towards goal of 30%+
- Driving significant FCF ROIC ~ 25% for Q2'16
    - Underscores importance of organic and inorganic growth
- Innovation engine building to full throttle
- Improving organizational effectiveness to support next phase of growth
- Balanced, flexible capital allocation strategy

12

REALPAGE Outperform

BRYAN HILLCFO & TREASURER

Strong Q2’16 performanceNon-GAAP total revenue of $142.5 million – 25% YOY growth compared to Q2‘15Adjusted EBITDA of $30.7 million – 43% YOY growth compared to Q2‘15280 bp of margin expansionNon-GAAP diluted earnings per diluted share growth of 50% compared to Q2’15Balanced capital allocation strategy ~ 25% FCF ROIC during Q2’16Successful acquisition strategy extracting synergiesIndatus run-rate of 6x – 7x EBITDANWP on track to reflect 5x – 6x EBITDA FINANCIAL SUMMARY 14

FINANCIAL SUMMARY Non-GAAP on demand revenue of $136.4 million – 24% YOY growth compared to Q2’15Subscription = 91% and grew 27% YOYBroad-based revenue tractionResident Services – 60% YOY growthProperty Management – 14% YOY growthAsset Optimization – 16% YOY growth 15

LAND AND EXPAND Total ACV of $549 million – 21% YOY growthTop 100 average RPU of $70 in Q2 ‘16Consistent growth across all client segments20,000+ CAGR of 10% (2012 – 2015)5,000 – 20,000 CAGR of 11% (2012 – 2015)Below 5,000 CAGR of 15% (2012 – 2015) 2012 2013 2014 2015 Q2’16 ACV $333.0 $378.1 $405.2 $469.7 $548.9 Units 8.1 9.0 9.6 10.6 11.1 RPU $41.05 $41.91 $42.39 $44.45 $49.27 16

TOP 50 RPU 17 RPU range of $130 to $330Average $172 in RPU in Q2’16Broad distribution acrossclient categories for Q2 ’16Top 50 average RPU 3.5x aggregate RPU of $49

PROFITABILITY
Q2 '16

- Continued expense discipline
- Adjusted gross margin diluted by 220 bp from NWP
- Non-GAAP operating expense margin improved 380 bp YOY
- Adjusted EBITDA margin expansion of 280 bp YOY ~ disciplined cost containment strategies
- Adjusted EBITDA margin diluted by 120 bp from NWP
    - NWP expected to be accretive exiting 2016
- Non-GAAP net income per diluted share of $0.18 ~ YOY growth of 50%



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
22.5%
22.0%
21.5%
21.0%
20.5%
20.0%
19.5%
19.0%
18.5%
18.0%
17.5%
17.0%
$21
$24
$27
$27
$31
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Adjusted EBITDA ($)
Adjusted EBITDA Margin (%)

18

REALPAGE Outperform

LIQUIDITY & OPERATING CASH FLOW Cash flow from operations grew 20% YOYExpanded & solidified capital structure ~ $125 million term loan expands total borrowing capacity to $325 millionContinually seek cost efficient sources of capital to fund capital allocation strategyCapex elevated for headquarters ~ expected to return to 5% of revenue in 2017 and beyondRepurchased nearly 3.8 million shares program to date (millions) Q2 2015 Q2 2016 Balance sheet Cash and Cash equivalents $29.3 $46.7 Debt $50.0 $123.6 Cash Flow Operating Cash Flow $26.3 $31.6 Capital Expenditures $5.1 $28.3 19

2016 EXPECTATIONS Q3’16 Non-GAAP total revenue of $146 million to $148 millionQ3’16 Adjusted EBITDA of $31 million to $32 millionQ3’16 Non-GAAP EPS of $0.18 to $0.19FY‘16 Non-GAAP total revenue of $567 million to $573 millionFY’16 Adjusted EBITDA of $122 million to $125 millionFY’16 Non-GAAP EPS of $0.71 to $0.74 20 * - Recently, the U.S. Securities and Exchange Commission staff issued new guidance regarding the use of non-GAAP financial measures. While the company has reconciled guidance as part of its “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” as set forth in this presentation, the company believes that revising the guidance bullets mid-year during 2016 to present the GAAP equivalent may confuse our stockholders and the investment community. As a result, the company plans to present both the non-GAAP financial measure and the applicable GAAP financial measure in its guidance bullets beginning with the release of its fiscal year 2017 guidance.

APPENDIX

22 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

23 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

24 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

25 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES

26 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP MEASURES